EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Inhibiton Therapeutics, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Henry Fong, President, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.


                                         /s/ Henry Fong
                                         ---------------------------------------
                                         Henry Fong
                                         President, Chief Executive Officer and
                                         Chief Financial Officer
                                         September 20, 2005


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO INHIBITON THERAPEUTICS, INC. AND WILL BE RETAINED BY INHIBITON THERAPEUTICS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.